Subsequent event	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events
28	Subsequent event

(a)	Acquisition of non-controlling interests of Changyi

As of December 31, 2021, Changyi was a partially-owned subsidiary of the Company. In March 2022, the Company has entered into an agreement with other shareholders of Changyi to acquire all their  equity interests in Changyi at (i) cash consideration of RMB6,000,000, and (ii) share consideration of 3,091,327 ADSs of the Company. Upon completion of this transaction, Changyi will become a wholly-owned subsidiary of the Company. The transaction will not change the Company’s control over Changyi and will be accounted for as a transaction with non-controlling interests.